Exhibit 10.1

AMENDMENT NO. 1 dated as of February 15, 2019 (this “Amendment”), to the Credit Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012, January 27, 2014 and March 23, 2018 (as heretofore amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the lenders party thereto (the “Lenders”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

PRELIMINARY STATEMENT

A.    Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B.    Parent, the Borrower and the Required Covenant Lenders desire that certain provisions of the Credit Agreement be amended as provided herein.

C.    Parent, the Borrower and the Subsidiary Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, Parent and the Subsidiary Guarantors Guaranteed the Obligations of the Borrower under the Credit Agreement and provided security therefor.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. (a) Capitalized terms used but not otherwise defined herein (including the Preliminary Statement hereto) shall have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b) The amendment to the Credit Agreement described in Section 2 hereof, the reduction of the Revolving Credit Commitments described in Section 3 hereof and the payment of fees and expenses with respect to the foregoing, in each case on the Amendment No. 1 Effective Date, are collectively referred to herein as the “Transactions”.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof, Section 6.13 of the Credit Agreement is hereby amended by replacing in its entirety the chart contained therein with the following, effective as of the Amendment No. 1 Effective Date (as defined below):

Period	Ratio
July 1, 2018 through December 31, 2018	5.00 to 1.00
January 1, 2019 through December 31, 2019	5.25 to 1.00
January 1, 2020 through June 30, 2020	5.00 to 1.00
July 1, 2020 through September 30, 2020	4.50 to 1.00
Thereafter	4.25 to 1.00

SECTION 3. Revolving Credit Commitment Reduction. Upon the effectiveness of this Amendment, and without any further action of any party hereto, the Revolving Credit Commitments in effect immediately prior to the Amendment No. 1 Effective Date will be reduced to $385,000,000 in the aggregate with such reduction applied on a ratable basis among the Revolving Credit Lenders. Schedule I attached hereto reflects such reduction in the Revolving Credit Commitments.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Parent, the Borrower and each Subsidiary Guarantor hereby represents and warrants to each of the Lenders party hereto (collectively, the “Consenting Lenders”), the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Amendment and the Transactions contemplated hereby:

(a) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct (i) in the case of representations and warranties qualified as to materiality, in all respects, and (ii) otherwise, in all material respects, in each case on and as of the Amendment No. 1 Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were so true and correct as of such earlier date (it being understood and agreed that the Transactions (as defined in this Amendment) shall be deemed to be the Subject Transactions for the purposes of the representation and warranty made in Section 3.22 of the Credit Agreement).

(b) No Default or Event of Default has occurred and is continuing.

(c) None of the Security Documents in effect immediately prior to the Amendment No. 1 Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Amendment. The Guarantees created under such Security Documents will continue to guarantee the Obligations to the same extent as they guaranteed the Obligations immediately prior to the Amendment No. 1 Effective Date. The Liens created under such Security Documents will continue to secure the Obligations, and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Amendment No. 1 Effective Date.

(d) To the knowledge of the Borrower, the information included in any certification regarding beneficial ownership (the “Beneficial Ownership Certification”) as required by 31 CFR § 1010.230 (the “Beneficial Ownership Regulation”) provided by the Borrower on or prior to the Amendment No. 1 Effective Date to any Lender in connection with the Credit Agreement or any Loan Document is true and correct in all material respects.

SECTION 5. Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Amendment No. 1 Effective Date”):

(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of Parent, the Borrower, each Subsidiary Guarantor and the Required Covenant Lenders.

(b) The Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement as if the Transactions were a Credit Event.

(c) The Administrative Agent shall have received (i) payment from the Borrower, for the account of each Lender that shall have unconditionally and irrevocably delivered to the Administrative Agent (or its counsel) its executed signature page to this Amendment at or prior to 5:00 p.m., New York City time, on February 6, 2019, an amendment fee in an amount equal to 0.25% of the aggregate amount of such Consenting Lender’s Revolving Credit Commitments (whether drawn or undrawn) as of the Amendment No. 1 Effective Date before giving effect to the reduction in such Revolving Credit Commitments as set forth in Section 3 hereof and (ii) all other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, under the Credit Agreement or under any other Loan Document.

(d) To the extent requested in writing at least five Business Days prior to the Amendment No. 1 Effective Date, the Lenders shall have received (i) all documentation and other information that any Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and, (ii) to the extent that any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to, and signed by a Responsible Officer of, such Loan Party.

The Administrative Agent shall notify Parent, the Borrower and the Lenders of the Amendment No. 1 Effective Date and such notice shall be conclusive and binding.

SECTION 6. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any other Secured Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

(b) From and after the Amendment No. 1 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment.

SECTION 7. Additional Undertakings. Each of Parent and the Borrower covenants and agrees with each Consenting Lender that, so long as the Credit Agreement remains in effect and until (a) the Revolving Credit Commitments have been terminated, (b) the principal of and interest on each Revolving Loan made in respect of the Revolving Credit Commitments has been paid in full, (c) all fees and all other expenses or amounts payable under any Loan Document in respect of the foregoing have been paid in full and (d) all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been reimbursed in full or other arrangements acceptable to the Issuing Banks and the Administrative Agent have been made with respect thereto, unless the Required Covenant Lenders shall otherwise consent in writing, notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, (i) neither Parent nor the Borrower will, nor will they cause or permit any of the Subsidiaries to, on any date on and after the Amendment No. 1 Effective Date, make any Restricted Payment pursuant to Section 6.06(a)(v) of the Credit Agreement in an aggregate amount from and after the Third Restatement Effective Date in excess of $100,000,000 less the amount of payments made from and after the Third Restatement Effective Date pursuant to Section 6.09(b)(i) of the Credit Agreement and (ii) in the case of Parent, furnish to the Administrative Agent prompt notice of any change in the information provided in the Beneficial Ownership Certification as required by the Beneficial Ownership Regulation that would result in a change to such Beneficial Ownership Certification. The provisions of this Section 7 of this Amendment are solely for the benefit of the Revolving Credit Lenders and a majority in interest of such Revolving Credit Lenders may (a) amend or otherwise modify this Section 7 or (b) waive any non-compliance with this Section 7 or any Default or Event of Default resulting from such non-compliance. In addition, for the avoidance of doubt, any breach of this Section 7 shall constitute a breach of a covenant contained in a Loan Document in accordance with Article VII(e) of the Credit Agreement.

SECTION 8. Reaffirmation. Each of Parent, the Borrower and each of the Subsidiary Guarantors identified on the signature pages hereto (collectively, Parent, the

Borrower and such Subsidiary Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.

SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the Loan Documents (including the preparation of this Amendment), including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 10. Notices. All notices hereunder shall be given in accordance with Section 9.01 of the Credit Agreement.

SECTION 11. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission (e.g., “pdf”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 12. No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or any Loan Party under any other Loan Document from any of its obligations and liabilities thereunder. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.

SECTION 13. Governing Law. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON

CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 14. Headings; Titles. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

By:	/s/ Kevin J. Hammons
	Name:	Kevin J. Hammons
	Title:	SVP, Assistant Chief Financial Officer, Chief Accounting Officer and Treasurer

COMMUNITY HEALTH SYSTEMS, INC.,

By:	/s/ Kevin J. Hammons
	Name:	Kevin J. Hammons
	Title:	SVP, Assistant Chief Financial Officer, Chief Accounting Officer and Treasurer

[Signature Page to Amendment No. 1 to the Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and as Administrative Agent

By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorized Signatory

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to the Credit Agreement]

ABILENE HOSPITAL, LLC
ABILENE MERGER, LLC
AFFINITY HEALTH SYSTEMS, LLC
AFFINITY HOSPITAL, LLC
BERWICK HOSPITAL COMPANY, LLC
BILOXI H.M.A., LLC
BIRMINGHAM HOLDINGS II, LLC
BIRMINGHAM HOLDINGS, LLC
BLUEFIELD HOLDINGS, LLC
BLUEFIELD HOSPITAL COMPANY, LLC
BLUFFTON HEALTH SYSTEM LLC
BRANDON HMA, LLC
BROWNWOOD MEDICAL CENTER, LLC
BULLHEAD CITY HOSPITAL CORPORATION
BULLHEAD CITY HOSPITAL INVESTMENT CORPORATION
CAMPBELL COUNTY HMA, LLC
CARLSBAD MEDICAL CENTER, LLC
CAROLINAS HOLDINGS, LLC
CAROLINAS JV HOLDINGS GENERAL, LLC
CAROLINAS JV HOLDINGS II, LLC
CENTRAL FLORIDA HMA HOLDINGS, LLC
CENTRAL STATES HMA HOLDINGS, LLC
CHESTER HMA, LLC
CHESTNUT HILL HEALTH SYSTEM, LLC
CHHS HOLDINGS, LLC
CHHS HOSPITAL COMPANY, LLC
CHS PENNSYLVANIA HOLDINGS, LLC
CHS RECEIVABLES FUNDING, LLC
CHS TENNESSEE HOLDINGS, LLC
CHS VIRGINIA HOLDINGS, LLC
CITRUS HMA, LLC
CLARKSVILLE HOLDINGS II, LLC
CLARKSVILLE HOLDINGS, LLC
CLEVELAND HOSPITAL COMPANY, LLC
CLEVELAND TENNESSEE HOSPITAL COMPANY, LLC
CLINTON HMA, LLC
COATESVILLE HOSPITAL CORPORATION
COCKE COUNTY HMA, LLC
COLLEGE STATION MEDICAL CENTER, LLC
COLLEGE STATION MERGER, LLC
COMMUNITY HEALTH INVESTMENT COMPANY, LLC
CP HOSPITAL GP, LLC
CPLP, LLC
CRESTWOOD HOSPITAL, LLC
CSMC, LLC
DEACONESS HOLDINGS, LLC
DEACONESS HOSPITAL HOLDINGS, LLC
DESERT HOSPITAL HOLDINGS, LLC
DETAR HOSPITAL, LLC
DHFW HOLDINGS, LLC
DUKES HEALTH SYSTEM, LLC
DYERSBURG HOSPITAL COMPANY, LLC
EMPORIA HOSPITAL CORPORATION

[Signature Page to Amendment No. 1 to the Credit Agreement]

FLORIDA HMA HOLDINGS, LLC
FOLEY HOSPITAL CORPORATION
FORT SMITH HMA, LLC
FRANKFORT HEALTH PARTNER, INC.
FRANKLIN HOSPITAL CORPORATION
GADSDEN REGIONAL MEDICAL CENTER, LLC
GAFFNEY H.M.A., LLC
GRANBURY HOSPITAL CORPORATION
GRMC HOLDINGS, LLC
HALLMARK HEALTHCARE COMPANY, LLC
HEALTH MANAGEMENT ASSOCIATES, LLC
HEALTH MANAGEMENT GENERAL PARTNER I, LLC
HEALTH MANAGEMENT GENERAL PARTNER, LLC
HMA FENTRESS COUNTY GENERAL HOSPITAL, LLC
HMA SANTA ROSA MEDICAL CENTER, LLC
HMA SERVICES GP, LLC
HMA-TRI HOLDINGS, LLC
HOBBS MEDCO, LLC
HOSPITAL MANAGEMENT ASSOCIATES, LLC
HOSPITAL OF MORRISTOWN, LLC
JACKSON HMA, LLC
JACKSON HOSPITAL CORPORATION
JEFFERSON COUNTY HMA, LLC
KAY COUNTY HOSPITAL CORPORATION
KAY COUNTY OKLAHOMA HOSPITAL COMPANY, LLC
KENNETT HMA, LLC
KEY WEST HMA, LLC
KIRKSVILLE HOSPITAL COMPANY, LLC
KNOX HOSPITAL COMPANY, LLC
KNOXVILLE HMA HOLDINGS, LLC
LA PORTE HEALTH SYSTEM, LLC
LA PORTE HOSPITAL COMPANY, LLC
LAKEWAY HOSPITAL COMPANY, LLC
LANCASTER HOSPITAL CORPORATION
LAS CRUCES MEDICAL CENTER, LLC
LEA REGIONAL HOSPITAL, LLC
LEBANON HMA, LLC
LONGVIEW CLINIC OPERATIONS COMPANY, LLC
LONGVIEW MERGER, LLC
LRH, LLC
LUTHERAN HEALTH NETWORK OF INDIANA, LLC
MADISON HMA, LLC
MARSHALL COUNTY HMA, LLC
MARTIN HOSPITAL COMPANY, LLC
MARY BLACK HEALTH SYSTEM LLC
MCSA, L.L.C.
MEDICAL CENTER OF BROWNWOOD, LLC
METRO KNOXVILLE HMA, LLC
MISSISSIPPI HMA HOLDINGS I, LLC
MISSISSIPPI HMA HOLDINGS II, LLC
MOBERLY HOSPITAL COMPANY, LLC
NAPLES HMA, LLC
NATCHEZ HOSPITAL COMPANY, LLC

[Signature Page to Amendment No. 1 to the Credit Agreement]

NATIONAL HEALTHCARE OF LEESVILLE, INC.
NAVARRO REGIONAL, LLC
NC-DSH, LLC
NORTHWEST ARKANSAS HOSPITALS, LLC
NORTHWEST HOSPITAL, LLC
NOV HOLDINGS, LLC
NRH, LLC
OAK HILL HOSPITAL CORPORATION
ORO VALLEY HOSPITAL, LLC
PALMER-WASILLA HEALTH SYSTEM, LLC
PASCO REGIONAL MEDICAL CENTER, LLC
PENNSYLVANIA HOSPITAL COMPANY, LLC
PHOENIXVILLE HOSPITAL COMPANY, LLC
POPLAR BLUFF REGIONAL MEDICAL CENTER, LLC
PORT CHARLOTTE HMA, LLC
POTTSTOWN HOSPITAL COMPANY, LLC
PUNTA GORDA HMA, LLC
QHG GEORGIA HOLDINGS II, LLC
QHG GEORGIA HOLDINGS, INC.
QHG OF BLUFFTON COMPANY, LLC
QHG OF CLINTON COUNTY, INC.
QHG OF ENTERPRISE, INC.
QHG OF FORREST COUNTY, INC.
QHG OF FORT WAYNE COMPANY, LLC
QHG OF HATTIESBURG, INC.
QHG OF SOUTH CAROLINA, INC.
QHG OF SPARTANBURG, INC.
QHG OF SPRINGDALE, INC.
REGIONAL HOSPITAL OF LONGVIEW, LLC
RIVER OAKS HOSPITAL, LLC
RIVER REGION MEDICAL CORPORATION
ROH, LLC
ROSWELL HOSPITAL CORPORATION
RUSTON HOSPITAL CORPORATION
RUSTON LOUISIANA HOSPITAL COMPANY, LLC
SACMC, LLC
SALEM HOSPITAL CORPORATION
SAN ANGELO COMMUNITY MEDICAL CENTER, LLC
SAN ANGELO MEDICAL, LLC
SCRANTON HOLDINGS, LLC
SCRANTON HOSPITAL COMPANY, LLC
SCRANTON QUINCY HOLDINGS, LLC
SCRANTON QUINCY HOSPITAL COMPANY, LLC
SEMINOLE HMA, LLC
SHELBYVILLE HOSPITAL COMPANY, LLC
SILOAM SPRINGS ARKANSAS HOSPITAL COMPANY, LLC
SILOAM SPRINGS HOLDINGS, LLC
SOUTHEAST HMA HOLDINGS, LLC
SOUTHERN TEXAS MEDICAL CENTER, LLC
SOUTHWEST FLORIDA HMA HOLDINGS, LLC
STATESVILLE HMA, LLC
TENNYSON HOLDINGS, LLC
TOMBALL TEXAS HOLDINGS, LLC

[Signature Page to Amendment No. 1 to the Credit Agreement]

TOMBALL TEXAS HOSPITAL COMPANY, LLC
TRIAD HEALTHCARE, LLC
TRIAD HOLDINGS III, LLC
TRIAD HOLDINGS IV, LLC
TRIAD HOLDINGS V, LLC
TRIAD NEVADA HOLDINGS, LLC
TRIAD OF ALABAMA, LLC
TRIAD-ARMC, LLC
TRIAD-EL DORADO, INC.
TRIAD-NAVARRO REGIONAL HOSPITAL SUBSIDIARY, LLC
TULLAHOMA HMA, LLC
TUNKHANNOCK HOSPITAL COMPANY, LLC
VAN BUREN H.M.A., LLC
VENICE HMA, LLC
VHC MEDICAL, LLC
VICKSBURG HEALTHCARE, LLC
VICTORIA HOSPITAL, LLC
VIRGINIA HOSPITAL COMPANY, LLC
WEATHERFORD HOSPITAL CORPORATION
WEATHERFORD TEXAS HOSPITAL COMPANY, LLC
WEBB HOSPITAL CORPORATION
WEBB HOSPITAL HOLDINGS, LLC
WESLEY HEALTH SYSTEM LLC
WHMC, LLC
WILKES-BARRE BEHAVIORAL HOSPITAL COMPANY, LLC
WILKES-BARRE HOLDINGS, LLC
WILKES-BARRE HOSPITAL COMPANY, LLC
WOODLAND HEIGHTS MEDICAL CENTER, LLC
WOODWARD HEALTH SYSTEM, LLC

Acting on behalf of each of the Subsidiary Guarantors set forth above

By:	/s/ Kevin J. Hammons
Name:	Kevin J. Hammons
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to the Credit Agreement]

HEALTH MANAGEMENT ASSOCIATES, LP
By: Health Management General Partner, LLC, its general partner

TENNESSEE HMA HOLDINGS, LP
By: Health Management General Partner I, LLC, its general partner

QHG GEORGIA, LP
By: QHG Georgia Holdings II, LLC, its general partner

HOSPITAL MANAGEMENT SERVICES OF FLORIDA, LP
By: HMA Services GP, LLC, its general partner

HMA HOSPITALS HOLDINGS, LP
By: Health Management General Partner, LLC, its general partner

BROWNWOOD HOSPITAL, L.P.
By: Brownwood Medical Center, LLC, its general partner

CAROLINAS JV HOLDINGS, L.P.
By: Carolina JV Holdings General, LLC, its general partner

COLLEGE STATION HOSPITAL, L.P.
By: College Station Medical Center, LLC, its general partner

CRESTWOOD HEALTHCARE, L.P.
By: Crestwood Hospital, LLC

LAREDO TEXAS HOSPITAL COMPANY, L.P.
By: Webb Hospital Corporation, its general partner

LONGVIEW MEDICAL CENTER, L.P.
By: Regional Hospital of Longview, LLC, its general partner

NAVARRO HOSPITAL, L.P.
By: Navarro Regional, LLC, its general partner

VICTORIA OF TEXAS, L.P.
By: Detar Hospital, LLC, its general partner

Acting on behalf of each of the Subsidiary Guarantors set forth above

By:	/s/ Kevin J. Hammons
Name:	Kevin J. Hammons
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to the Credit Agreement]

Name of Revolving Credit Lender: BANK OF AMERICA, N.A.

By:	/s/ Jonathan Pfeifer
	Name:	Jonathan Pfeifer
	Title:	Vice President

[Signature Page to Amendment No. 1 to the Credit Agreement]

Name of Revolving Credit Lender: Citibank, N.A.

By:	/s/ Alvaro De Velasco
	Name:	Alvaro De Velasco
	Title:	Vice President

[Signature Page to Amendment No. 1 to the Credit Agreement]

Name of Revolving Credit Lender: Credit Agricole Corporate and Investment Bank

By:	/s/ Jill Wong
	Name:	Jill Wong
	Title:	Director

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

[Signature Page to Amendment No. 1 to the Credit Agreement]

Deutsche Bank AG New York Branch, as Lender

By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

By:	/s/ Michael Strobel
	Name:	Michael Strobel
	Title:	Vice President

[Signature Page to Amendment No. 1 to the Credit Agreement]

GOLDMAN SACHS BANK USA:

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to the Credit Agreement]

JPMORGAN CHASE BANK, N.A., Individually and as an Issuing Bank

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

[Signature Page to Amendment No. 1 to the Credit Agreement]

Royal Bank of Canada:

By:	/s/ Kevin Bemben
	Name:	Kevin Bemben
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to the Credit Agreement]

SIEMENS FINANCIAL SERVICES, INC.:

By:	/s/ Jeffrey B. Iervese
	Name:	Jeffrey B. Iervese
	Title:	Vice President

By:	/s/ John Finore
	Name:	John Finore
	Title:	Vice President

[Signature Page to Amendment No. 1 to the Credit Agreement]

SunTrust Bank:

By:	/s/ Anton Brykalin
	Name:	Anton Brykalin
	Title:	Vice President

[Signature Page to Amendment No. 1 to the Credit Agreement]

WELLS FARGO BANK, N.A., Individually and as an Issuing Bank

By:	/s/ Troy Jefferson
	Name:	Troy Jefferson
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to the Credit Agreement]

Compass Bank, as a Lender

By:	/s/ Jon McCurdy
	Name:	Jon McCurdy
	Title:	SVP

[Signature Page to Amendment No. 1 to the Credit Agreement]

Fifth Third Bank

By:	/s/ Leigh Daul
	Name:	Leigh Daul
	Title:	Vice President, Fifth Third Bank

[Signature Page to Amendment No. 1 to the Credit Agreement]

Morgan Stanley Senior Funding, Inc.

By:	/s/ Alice Lee
	Name:	Alice Lee
	Title:	Vice President

By:	/s/ Gilroy D’Souza
	Name:	Gilroy D’Souza
	Title:	Vice President

[Signature Page to Amendment No. 1 to the Credit Agreement]

The Bank of Nova Scotia

By:	/s/ Michelle C. Phillips
	Name:	Michelle C. Phillips
	Title:	Managing Director

[Signature Page to Amendment No. 1 to the Credit Agreement]

Schedule I

Revolving Credit Commitments

On file with agent